Exhibit 99.2

SUBSCRIPTION AGREEMENT

Master Note Agreement with Revenue Participation Interest

February 02, 2012

Total Offering: $280,000.00

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between STW RESOURCES HOLDING CORP., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company has executed a Master Note Agreement with Revenue
Participation Interest (the “Note/Revenue Agreement”) as of January 31, 2012 between the
Company and the Participant or Participants (hereinafter referred to as “Participant”) subscribing to all or a portion of the $280,000.00 Corporate Promissory Note contained therein, a true and correct copy of which is attached as Exhibit “1” to the Agreement and incorporated by reference as if fully set forth in this Agreement.

WHEREAS, the Company has arranged a series of Pilot Tests to demonstrate to oil and gas producers and oil and gas servicing companies the Company’s ability to process brackish and/or produced water for use in oil and gas well drilling and/or fracturing operations, and the Company reasonably believes that the successful Pilot Tests will lead to long term water processing agreements, as set forth more fully in the Pilot Project Presentation Package, attached as Exhibit “A” to the Note/Revenue Agreement.

WHEREAS, the Company has teamed up with Bob J. Johnson & Associates, Inc.
(BJJA), a well-established and well-known Texas water processing and treatment equipment and engineering company. BJJA will be designing and engineering the systems for the long term water processing agreements and will maintain and operate the systems, as reflected in the Joint
Statement of the Company and BJJA, contained in the Pilot Project Presentation Package, attached as Exhibit “A” to the Note/Revenue Agreement.

WHEREAS, in order for the Company to conduct its Pilot Tests, it needs approximately $280,000.00 in funding, as set forth in its Estimated Costs for Pilot Program, contained in the Pilot Project Presentation Package, attached as Exhibit “A” to the Note/Revenue
Agreement, together with contingencies for unanticipated costs or compliance costs.

WHEREAS, the Master Services Agreements (“MSA’s) which the Company contemplates receiving as a direct result of the pilot will provide a stream of gross revenues, from which the Company can dedicate to repaying Participant for its capital investment, plus a long-term, post-payout source of revenue.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:
I. MASTER NOTE AGREEMENT WITH REVENUE PARTICIPATION INTEREST
AND REPRESENTATIONS AND COVENANTS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby agrees to subscribe to and invest with Company the sum of $_____________ (the
“Subscription Amount”), which represents ___% of the $280,000.00 total amount of the
Master Note Agreement with Revenue Participation Interest, and indicated by Subscriber’s signature page hereof. The Subscription Amount shall also serve as the face amount of the
Company’s Note obligation to Subscriber under the Master Note Agreement with Revenue
Participation Interest, the terms of which are incorporated as if fully set forth herein.

1.1.1 Stock Warrants. As additional consideration, Subscriber requests that STW issue Subscriber ____ two-year stock warrants to purchase shares of STW’s common stock at
$0.20 per share, with up to 280,000 of such stock warrants to be issued. Subscriber will be issued warrants on a one warrant for every dollar invested of the $280,000.00 investment amount, listed in paragraph 1.1 above. The form of the Warrant is attached as Exhibit “2” to this
Subscription Agreement.

1.2 Offering Period; This Offering will be open until February 29, 2012 (the
“Termination Date”).

1.3 Closing. The Company may hold closings with respect to any Securities at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing being referred to as a
“Closing”). The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”. Any subscription documents received after the
Final Closing will be returned, without interest or deduction.

1.4 The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b)
an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c)
the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the Company’s business plan including “Risk Factors.”

1.5 The Subscriber represents that the Subscriber is an “accredited investor”
as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the
Securities Act, as indicated by the Subscriber’s responses to the questions contained in Article

VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the
Securities.

1.6 The Subscriber hereby acknowledges and represents that (a) the
Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers,
Inc. automated quotation system (“NASDAQ”), or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.7 The Subscriber hereby acknowledges receipt and careful review of this
Agreement, the business plan (which includes the “Risk Factors”), including the Warrant and the Note and all other exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering
Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the
Company and the terms and conditions of the Offering.

1.8 (a) In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities and Warrants hereunder.
The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities and Warrants other than the Offering Materials.

(b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no
Securities and Warrants were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.9 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the
Subscriber’s professional advisors (who are unaffiliated with and not compensated by the
Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.10 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D. The Subscriber understands that the Securities and Warrants have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities and Warrants unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.11 The Subscriber understands that the Securities and Warrants have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities and Warrants for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.12a The Subscriber understands that the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares” and the “Common Shares”) is not listed on any national securities exchange or quoted on any over-the-counter market or the Pink Sheets, LLC and that there is no market for the Common Stock. The Subscriber understands that even if a public market develops for the Common Shares, Rule 144 (“Rule 144”) promulgated under the
Securities Act requires for non-affiliates, among other conditions, a holding period prior to the resale (subject to certain limitations) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities or the Common Shares under the Securities Act or any state securities or “blue sky” laws.

1.12 b The Subscriber understands that the repayment of the Corporate
Promissory Note and the Revenue Participation Interests is to come entirely from the net
Operating Revenues from the Company’s Water Processing Master Service Agreements
(MSA’S) with oil and gas producers and servicing companies, and not from the general revenues of the Company. Subscriber also understands that the Security Agreement related to the Corporate Promissory Note and the Revenue Participation Interests is only in the
Company’s Water Processing MSA’S with oil and gas producers and servicing companies, and not from the general assets of the Company. Subscriber understands that its investment is a 100% AT RISK INVESTMENT. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws.

1.13 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and the Common Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this
Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE
“ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT
BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR
HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER
SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH
ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL,
REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT
SUCH REGISTRATION IS NOT REQUIRED.”

1.14 It is agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, and to close the Offering to the Subscriber at any time.

1.15 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if
Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.16 The Subscriber represents that the Subscriber has full power and authority
(corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the
Securities. This Agreement constitutes the legal, valid and binding obligation of the
Subscriber, enforceable against the Subscriber in accordance with its terms.

1.17 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this
Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.18 The Subscriber acknowledges that if he or she is a Registered
Representative of a FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in
Section 7.4 below.

1.19 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws.

1.20 The Subscriber agrees not to issue any public statement with respect to the
Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.21 The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Securities by the
Subscriber in violation of the Securities Act or any applicable state securities or “blue sky”
laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the
Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this Agreement.
II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
The Company hereby represents and warrants to the Subscriber that:

2.1 Organization, Good Standing and Qualification. The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries
(the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business or financial condition of the
Company or its Subsidiaries, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement, the
Warrants and the Notes.

2.2 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to the Offering Materials and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the
(a) authorization execution, delivery and performance of this Agreement and the Offering
Materials by the Company; and (b) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company’s obligations under this Agreement and the Offering Materials has been taken. This Agreement and the Offering Materials have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

2.3 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement and the Offering Materials and the consummation of the transactions contemplated hereby will not (i)
result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the
“Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter
Documents”) of the Company, and (iii) will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the Offering Materials or in connection with the authorization, issue and sale of the Securities, except as has been previously obtained,

(c) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the Transaction Documents or in connection with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.4 Privacy. The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law.

2.5 No Additional Agreements. The Company does not have any agreement or understanding with any Subscribers with respect to the transactions contemplated by this
Agreement other than as specified in this Agreement.

III. TERMS OF SUBSCRIPTION

3.1 Subscriber’s participation in the Corporate Promissory Note and the
Revenue Participation Interest will be effective upon receipt of payment by the Company from
Subscriber of all funds due from Subscriber.

3.2 The Note and Warrants received by the Subscriber pursuant to this
Agreement will be prepared for delivery to the Subscriber as soon as practicable following the
Closing at which such exchanges takes place. The Subscriber hereby authorizes and directs the Company to deliver the Note due to Subscriber pursuant to this Agreement directly to the
Subscriber’s residential or business or brokerage house address indicated on the signature page hereto.

IV. CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1 The Subscriber’s obligation to purchase the Securities and Warrants at the
Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a material adverse effect.

(e) Blue Sky. The Company shall have completed qualification for the Securities and the Common Shares under applicable Blue Sky laws.

V. COVENANTS OF THE COMPANY

5.1 Integration. The Company shall not, and shall ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the
Securities Act of the sale of the Securities to the Subscribers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the
Subscribers.

5.2 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Subscriber exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Subscriber may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.3 Replacement of Securities. If any certificate or instrument evidencing any
Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any
Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.4 Indemnification.

(a) The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons
(collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, the
Transaction Documents; and will promptly reimburse the Indemnified Parties for all expenses
(including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b) If for any reason (other than a final non-appealable judgment finding any
Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified
Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

VI. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed as follows:
if to the Company, to it at:
STW RESOURCES HOLDING CORP.
619 West Texas Avenue Suite 126
Midland, Texas 79701
Attn: Stan Weiner, CEO
if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.
Notices shall be deemed to have been given or delivered on the date of receipt.

6.2 No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the
Company and the Purchasers holding at least 50% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right

6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This
Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4 Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT
MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES
1EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF TEXAS WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF
CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS
NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR
RELATING TO THIS AGREEMENT IS THE COURTS STATE OF TEXAS IN AND FOR
THE COUNTY OF MIDLAND OR THE FEDERAL COURTS FOR SUCH STATE AND
COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY
IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE
TO SAID VENUE. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY
JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE
PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST
EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY,
UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER
TRIAL BY JURY

6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this
Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8 The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the holders of Registrable
Securities.

6.10 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.11 The obligations of each Subscriber under this Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this
Agreement. The decision of each Subscriber to purchase Securities pursuant to this
Agreement has been made by such Subscriber independently of any other Subscriber. Nothing contained herein, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. Each
Subscriber acknowledges that no other Subscriber has acted as agent for such Subscriber in connection with making its investment hereunder and that no Subscriber will be acting as agent of such Subscriber in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this
Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the
Subscribers has been provided with this same Agreement for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

6.12 The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Offering Materials and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Offering Materials or any amendments hereto.

6.13 Notwithstanding any provision to the contrary contained in any
Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.

6.14 The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.15 This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL
INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY
CONFIDENTIAL. The undersigned agrees to furnish any additional information which the
Company deems necessary in order to verify the answers set forth below.

Category A The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, excluding the value of their principal residence, presently exceeds $1,000,000.
Explanation. In calculating net worth you may include equity in personal property and real estate, but not including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D The undersigned is a bank; a savings and loan association; insurance company;
registered investment company; registered business development company;
licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self-directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the
Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii)
under the Act.

Category H The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:
(c) For all Subscribers, please list types of prior investments:

Subscription Agreement
15

(d) For all Subscribers, please state whether you have participated in other private placements before:
YES_______ NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:
Public
Companies
Private
Companies
Public or Private Companies
with no, or insignificant,
assets and operations
Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:
YES_______ NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:
YES_______ NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:
YES_______ NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?
YES_______ NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?
YES_______ NO_______

7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a) Individual Ownership

(b) Common Share Property

(c) Joint Tenant with Right of
Survivorship (both parties
must sign)

(d) Partnership*

(e) Tenants in Common

(f) Company*

(g) Trust*

(h) Other*

*If Securities are being subscribed for by an entity, the attached Certificate of
Signatory must also be completed.

7.4 FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________ No __________

If Yes, please describe:
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections
28(a) and (b) of the Rules of Fair Practice.
_________________________________

Name of NASD Member Firm

By: ______________________________

Authorized Officer

Date: ____________________________

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

AGGREGATE FACE AMOUNT OF THE NOTE = $_________ (the “Purchase Price”)

Signature Signature (if purchasing jointly)

Name Typed or Printed Name Typed or Printed

Title (if Subscriber is an Entity) Title (if Subscriber is an Entity)

Entity Name (if applicable) Entity Name (if applicable

Address Address

City, State and Zip Code City, State and Zip Code

Telephone-Business Telephone-Business

Telephone-Residence Telephone-Residence

Facsimile-Business Facsimile-Business

Facsimile-Residence Facsimile-Residence

Tax ID # or Social Security # Tax ID # or Social Security #

Name in which securities should be issued:

Dated: , 2012

This Subscription Agreement is agreed to and accepted as of ________________ , 2012.

STW RESOURCES HOLDING CORP.

By:____________________________________

Name:

Title:

Subscription Agreement 18

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of

__________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the
Subscription Agreement and to purchase and hold the Notes, and certify further that the Subscription
Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2012

_______________________________________
(Signature)

Master Note Agreement with Revenue Participation Interest -- Page 1

Exhibit “1”
NEITHER THIS MASTER NOTE AGREEMENT NOR THE REVENUE
PARTICIPATION INTERESTS HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"). NEITHER THIS NOTE NOR THE REVENUE PARTICIPATION
INTERESTS MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR
HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT AS TO THIS NOTE OR THE REVENUE
PARTICIPATION INTERESTS UNDER SAID ACT OR AN OPINION OF
COUNSEL REASONABLY SATISFACTORY TO THE BORROWER
THAT SUCH REGISTRATION IS NOT REQUIRED.

Issue Date: February 02, 2012

MASTER NOTE AGREEMENT
WITH REVENUE PARTICIPATION INTEREST

This Master Note Agreement with Revenue Participation Interest (the “Agreement”) is made as of February 02, 2012 between STW RESOURCES HOLDING CORP. (“STW”), a
Nevada corporation with an address of 2101 Cedar Springs Rd., Suite 1050, Dallas, Texas
75201, and the Participant or Participants (hereinafter referred to as “Participant”) subscribing to all or a portion of the $280,000.00 Corporate Promissory Note herein, as indicated by the inclusion and incorporation of this Agreement into Participant(s) related Subscription
Agreement(s).

RECITALS

STW has arranged a series of Pilot Tests to demonstrate to oil and gas producers and oil and gas servicing companies STW’s ability to process brackish and/or produced water for use in oil and gas well drilling and/or fracturing operations, and STW reasonably believes that the successful Pilot Tests will lead to long term water processing agreements, as set forth more fully in the Pilot Project Presentation Package, attached as Exhibit “A” to this Agreement.

STW has teamed up with Bob J. Johnson & Associates, Inc. (BJJA), a well-established and well-known Texas water processing and treatment equipment and engineering company.
BJJA will be designing and engineering the systems for the long term water processing agreements and will maintain and operate the systems, as reflected in the Joint Statement of
STW and BJJA, contained in the Pilot Project Presentation Package, attached as Exhibit “A” to this Agreement.

In order for STW to conduct its Pilot Tests, it needs approximately $280,000.00 in funding, as set forth in its Estimated Costs for Pilot Program, contained in the Pilot Project
Presentation Package, attached as Exhibit “A” to this Agreement, together with contingencies for unanticipated costs or compliance costs.

The Master Services Agreements (“MSA’s) which STW contemplates receiving as a direct result of the pilot will provide a stream of gross revenues, from which STW can dedicate to repaying Participant for its capital investment, plus a long-term, post-payout source of revenue.

Participant, individually or in combination with other Participants has loaned STW an amount of Two Hundred and Fifty Thousand Dollars ($280,000.00). STW has executed within this Agreement a Corporate Loan Note with Covenants (the "Note"), a Continuing Security
Agreement (the “Security Agreement”) and other documents relating thereto (the Note,
Continuing Security Agreement, and all other documents related thereto are referred to collectively as the "Loan Documents"); and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

TERMS

1. Transaction Documents. Unless otherwise separately defined herein, all capitalized terms used in this Agreement shall have the same meaning as is set forth in the related
Subscription Agreement, which together with the Subscription Agreement, will be referred to as the "Transaction Documents".

2. Corporate Promissory Note. Participant agrees to loan the amount indicated on
Participant’s Subscription to STW for use in the STW Pilot Project, which represents all or a percentage of the $280,000.00 Pilot Project Cost (“Investment Amount”). STW promises to pay
Participant that amount indicated on Participant’s Subscription Agreement on or before January
31, 2017, with the Note carrying a stated percentage interest rate of 12% per annum, with the further provision that any and all payments on the Note shall come solely from Participant’s share of the Revenue Participation Fees, as set forth in following Section 5.

3. Security Interest. To secure payment of STW's Note obligations under this
Agreement, STW pledges and grants to Participant a continuing security interest in those Water
Processing Agreements and the proceeds thereof, until such time as STW’s obligations to pay
Participant on the Note ceases.

4. Deemed Interest. Participant’s investment hereunder shall be considered a 100% AT
RISK INVESTMENT, not subject to any general guarantees other than the performance of STW under the Water Processing MSA’s derived from the Pilot Tests funded in whole or in part by
Participant’s investment. It is not intended by the parties hereto that the Revenue Sharing payments due under this Agreement be deemed to constitute "interest" on the Note or other Loan
Documents. However, in the event a Court of competent jurisdiction determines that the
Revenue Participation Fees due and payable hereunder are deemed to be "interest" arising with respect to the obligations evidenced by the Note and other Loan Documents, and as a direct result thereof such payments under this Agreement results in Borrower having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by
Participant shall be credited on the principal balance owing under the Note and remaining Loan
Documents (or, if all sums owing thereunder have been paid in full, refunded to STW), and the amounts thereafter collectible under this Agreement shall immediately be deemed reduced, without the necessity of the execution of any new document so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

5. Revenue Participation Fees. In order to provide payment on the Note and an enhanced return on the Participant’s investment, STW will pay the following Revenue Participation Fees:

A. During the term hereof STW agrees to pay to Participant Revenue
Participation Fees equal to the following amounts, based on Net Saleable Barrels of water processed from its MSA’s with oil and gas producers and oil and gas servicing companies
(“Water Processing MSA’s”) to process brackish and/or produced water into water suitable for drilling and/or fracking operations (“Processing Revenues”):

B. Revenue Participation Fees: STW will pay one-half (50%) of the Net
Operating Revenues from the Water Processing MSA’s to all Participants generally (with each
Participant’s percentage of the $280,000 investment being paid on a pro-rata basis) until such time as each Participant’s share of the $280,000.00 Note has been paid in full, and until such further time as an additional $280,000.00 has been paid to the Participants in relation to each
Participant’s share of the $280,000.00 investment. Thereafter, STW will pay ten percent (10%)
of its Net Operating Revenues under the Water Processing MSA’s to all Participants generally
(with each Participant’s percentage of the $0.025 Revenue Fee being paid on a pro-rata basis)
until such time as a total of an additional $500,000.00 has been paid out to all Participants generally (with each Participant’s percentage share being paid on a pro-rata basis). Thereafter, all further Revenue Fees shall cease and this Agreement shall be terminated in all respects.

C. The term "Net Barrels" shall mean all net saleable barrels of water processed by any systems that are a direct result of the pilot program.

D. The Participants’ share(s) of Net Operating Revenues from the Water
Processing MSA’s shall be paid monthly on or before the fifteenth of the month following the month of receipt during the term hereof. In the event payment of the Revenue Participation Fees are not received by Participant on or before the date due, interest shall accrue on the late payment at twelve percent (12%) per annum until the Revenue Participation Fees due and accrued interest are paid in full. In the event payment of the Revenue Participation Fees are not received by
Participant within thirty (30) days after the date due, interest shall then begin to accrue on the late payment at the rate of eighteen percent (18%) per annum until the Revenue Participation
Fees due and accrued interest are paid in full.

E. Upon receipt of STW’s annual audited financial statements, if the Net
Operating Revenues upon which the Revenue Participation Fees are calculated, are shown to be incorrect, STW shall immediately pay any shortfall, if any, in Revenue Participation Fees and if there was an overpayment, STW may deduct the overpayment from its next due payment(s) of
Master Note Agreement with Revenue Participation Interest -- Page 4
Revenue Participation Fees. However, in no event shall the recalculated fees in any month result in an obligation of Participant to pay over to STW any previously paid Revenue Participation
Fees.

F. Stock Warrants. As additional consideration, STW will issue two-year stock warrants to purchase shares of STW’s common stock at $0.20 per share, with up to
280,000 stock warrants to be issued. Each Participant will be issued warrants on one warrant for one dollar invested basis upon his dollar amount participation interest in the $280,000.00 investment amount.

6. Term and Termination. The term of this Agreement shall commence immediately and shall terminate upon the later of payment in full of sums due under this Agreement, per Section
5.B or five (5) years from the date hereof, whichever is shorter. This Agreement may not be terminated prior to the expiration of its term without the written agreement of the parties.

7. Default and Remedies Upon Default. In the event STW is in default of any of the terms of this Agreement, Participant shall have all the remedies provided in this Agreement.

8. Notices. Any notice to be given hereunder by either party to the other shall be in writing and personally delivered, sent by certified mail, return receipt requested or by reliable overnight delivery service, to the respective address above or to any other address required by the respective party, or by facsimile transmission with confirmation of receipt, and notice shall be deemed given on the earlier of: a) three (3) business days after notice is mailed as set forth above; or, b) upon actual receipt.

9. Compliance with Securities Laws. Participant, as the holder of this Note, by acceptance hereof, acknowledges that this Note and the Revenue Participation Interests are being acquired solely for the Participant’s own account and not as a nominee for any other party, and for investment, and that the Participant will not offer, sell or otherwise dispose this Note and/or
Revenue Participation Interest except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

10. Jurisdiction. The terms and provisions of this agreement shall be governed by Texas law without giving effect to any choice or conflict of law provision or rule (whether of Texas or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than Texas to apply. Each of the parties submits to the exclusive jurisdiction of the state district courts sitting in Dallas County, Texas. Each party also agrees not to bring any such action or proceeding arising out of or relating to this Agreement in such court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

IN WITNESS WHEREOF, the parties have executed this Agreement upon the date set forth above.

STW RESOURCES HOLDING CORP.
By: ________________________
Stanley T. Weiner, its CEO
PARTICIPANTS
[Agreements indicated by their signatures on the Subscription Agreements]

EXHIBIT “A”

Press Release: January 4, 2012

Press Release: Continued

STW Resources Holding Corp. Commissions Oilfield Pilot Project to Process Produced Water

Pilot Program In Permian Basin (Texas) Will Process Approximately 21,000 Gallons or 500 Barrels Per Day per Site

MIDLAND, TX, January 4, 2012 –STW Resources Holding Corp. ("STW Resources" or the "Company") (OTC QB: STWS), a water reclamation services company, today announced that it will commission its first oilfield-produced water processing pilot in the Permian Basin of West Texas.
STW Resources will deploy a specialized mobile unit, designed and built using patented and proprietary technologies, to process up to 500 barrels per day for up to 10 days per site. STW Resources anticipates that it will perform at least five pilot projects of various duration for different oil companies within a 30-day period.

STW Resources' pilot equipment is engineered and operated by Bob Johnson & Associates ("BJJA"); one of STW's engineering partners. BJJA specializes in water processing facilities and have been involved in the design and engineering of over 7,000 systems worldwide. Pilots represent the final phase required to procure water reclamation contracts from oil and gas customers. STW Resources is in various stages of contract negotiations with several operators for fixed and/or mobile systems to process and reclaim volumes of water ranging from 5,000 to 60,000 barrels per day. Revenues from these projects can range from $0.25/ barrel to $1.00-plus per barrel, depending on water chemistry and partnering economics. Several oil and gas lease operators with production throughout the Permian Basin have expressed an interest to participate in STW Resources' pilot programs that will allow the Company to demonstrate the effectiveness of its technologies. Some of the proposed pilots (beginning Q1 2012) are with operators identified by Platt Rankings as in the top 75 global energy companies.

STW Resources' technology cleans produced and/or "brackish water" (water that has more salinity than fresh water, but not as much as seawater) from underground aquifers to operator's various specifications required in the drilling and fracking operations of oil and gas wells. This technology is capable of removing sulfates, hydrocarbons, iron, magnesium, H2S, and any other contaminants. Further removal of chlorides, from brackish water, results in potable water suitable for human consumption. This water, previously not utilized, is being introduced into the ecosystem by the Company; the processed water will be re-used by the operator for their drilling and/or fracking operations.

"The deployment of the pilot technology puts the Company in a position to demonstrate in the field that we can clean any type of water," commented Stanley Weiner, CEO of STW Resources. "We believe the pilots will show the effectiveness of our technology and establish STW as a leading water services Company in the Permian Basin, a region with one of the highest concentration of wells in the United States. Many oil companies are looking for a company that can reclaim their water at an economical cost, and we believe we will demonstrate this capability. Future systems can be centrally located to developmental oil and gas fields, reducing the transportation cost of water from other sources. Processing the water will help preserve our dwindling fresh water resources while reducing dependence on foreign oil sources."

STW Resources' Produced Water Reclamation Pilot Program

Phase I

STW resources in cooperation with BJJA are entering the initial phase of pilots with the recently announced equipment. The pilot trailer is equipped with several technologies required for the different types of contamination in oilfield waters. It has been utilized in several pilots in the Denver area with success on all of them. This phase will extend up to 45 days and pilot sites are in the Permian Basin and the Eagle Ford Shale formation. Presently, 7 producers have negotiated and agreed to a pilot program, the first of which is scheduled for February 7th. Each pilot will take approximately two days per site and the team feels they can do up to 10 in the first phase. Results from the pilots are certified by a third party laboratory and the reports are provided to STW within 5 to 7 business days. Bob Johnson's engineering team will operate the pilot equipment for Phase I.

All costs to this 45 day pilot program are $195,000.00 and can be deployed in tranches. The first capital must be $115,000.00 by January 20th and the balance distributed in two equal increments the first on February 1st and the second on February 10th. Management realizes the importance of this program and understands the costs associated with capital. A convertible note with preference and repayment tied to revenues from all permanent sites resulting from the pilot. 2x plus stock.

Upon a successful pilot being completed, the build out of the permanent sites are 4 to 6 months each. As identified in the recent press release, the volumes of water for these sites range from 5,000 to 60,000 barrels a day. STW's pricing of the water reclamation services for the producers in the permanent phase range from $0.25 to $1.00 per barrel.

BJJA has over 30 years of experience in solving water problems with integrated systems that meet our customer's specifications; and having designed and installed water treatment systems for over 7,000 customers world wide.

We are extremely confident of the success for our pilots. We've broken down the pilot program into phases to assure deployment efficiency.

Stanley T Weiner, CEO

STW Resources Holding Corp.

Estimated Costs for Pilot Program

Pilot Trailer & Equipment, including ancillary hoses and connections.
$50,000

Supervisory Cost for On-site PhD, Chemist and Engineers.
$45,000

STW Management Oversight
$30,000

Disposal Costs and Pump Rentals
$4,000

Mobilization: Transportation, Breakdown & Setup Fee(s)
$35,000

Lab Analysis
$6,000

Consumables (Filters, Stimulus Products, Misc)
$8,000

Specialty Insurance
$6,000

On-site Power Generation: Generator and Fuel
$6,000

On-site Staff Quarters
$5,000

Total Pilot Program: $195,000

20 gpm Produced Water Pilot Trailer

Pilot Footprint

Produced Water
Frac Tank
Frac Tank
Produced Water
45' x 8'6"
Engineer Trailer
STW
Processing System
35' x 8'
Processed Water
Frac Tank
Frac Tank
Effluent Water
45' x 8'6"
Disposal Well

Exhibit “2”
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS
EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE
UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE
OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH
APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF
COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH
SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT
STW RESOURCES HOLDING CORP.

Warrant Shares: _______ Initial Exercise Date: February __, 2012

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the two year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from STW RESOURCES HOLDING CORP., a Nevada corporation (the
“Company”), up to ______ shares (the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription
Agreement”), dated February 02, 2012, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this
Warrant may be made, in whole or in part, at any time or times on or after the Initial
Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the
Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within 3 Trading Days of the date said Notice of Exercise is delivered to the
Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the
Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this
Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.20, subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for
shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the
Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above
(the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the
Company. The Warrant Shares shall be deemed to have been issued, and
Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(v) prior to the issuance of such shares, have been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant
shall have been exercised in part, the Company shall, at the request of a
Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant,
February 02, 2012 $0.20 Warrant Agreement 3
which new Warrant shall in all other respects be identical with this
Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer
Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(e)(i) by the Warrant Share
Delivery Date, then, the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this
Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of certificates for
Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the
Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this
Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Reorganization, Consolidation, Merger, etc.; Reclassification. In case at any time or from time to time, the Company shall effect any merger, reorganization, restructuring, reverse stock split, consolidation, sale of all or substantially all of the
Company’s assets or any similar transaction or related transactions (each such transaction, a “Fundamental Change”), then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the
Company whereby the Holder of this Note, on the conversion hereof, at any time after the consummation of such Fundamental Change, shall receive, in lieu of the Conversion
Shares issuable on such conversion prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation of a Fundamental Change if such Holder had so converted this Note, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3(d).

If the Company at any time shall, by reclassification or otherwise, change the
Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Note after the effective date of such dissolution pursuant to this Article to a bank or trust company (a “Trustee”) as trustee for the Holder of this Note.

c) Continuation of Terms. Upon any Fundamental Change or transfer (and any dissolution following any transfer) referred to in this Article, this Note shall continue in full force and effect and the terms hereof shall be applicable to any other securities and property receivable on the conversion of this Note after the consummation of such
Fundamental Change or transfer or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Note as provided in Section 3(c). In the event this Note does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property
(including cash, where applicable) receivable by the Holder of the Notes be delivered to the Trustee as contemplated by Section 3(b).

d) Extraordinary Events Regarding Common Stock. In the event that the
Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of
Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise
Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise

Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section
3(d). The number of Warrant Shares that the Holder of this Warrant shall thereafter, on the exercise hereof as provided herein, be entitled to receive shall be adjusted to a number determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 3(d)) be issuable on such exercise by a fraction of which (a)
the numerator is the Exercise Price that would otherwise (but for the provisions of this
Section 3(d) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this
Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of
Common Stock (excluding treasury shares, if any) issued and outstanding.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Subscription Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other
Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section
4(a), as to any transfer which may be involved in such division or combination, the
Company shall execute and deliver a new Warrant or Warrants in exchange for the
Warrant or Warrants to be divided or combined in accordance with such notice. All
Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities
Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this
Warrant, as the case may be, comply with the provisions of Section 5.7 of the
Subscription Agreement.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(e)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company
covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a
Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.
The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the
Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this
Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof
(other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the
Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will

(i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii)
take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise
Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Subscription Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of
Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this

Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of
Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders holding Warrants at least equal to 50% of the Warrant Shares issuable upon exercise of all then outstanding
Warrants.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************
(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

STW RESOURCES HOLDING CORP.

By:__________________________________________

Name:

Title:

NOTICE OF EXERCISE

TO: STW RESOURCES HOLDING CORP.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in

Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to
_______________________________________________ whose address is
_______________________________________________________________.
_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________
_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.